As filed with the Securities and Exchange Commission on April 29, 2002.

                                                    Commission File No. 333-5208
                                                    Commission File No. 811-9156

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Post-Effective Amendment No. 8

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No. 8

                        PROACTIVE Asset Allocation Funds
               (Exact Name of Registrant as Specified in Charter)

                21 Hawk Ridge Circle, Lake Saint Louis, MO 63367
                (Address of Principal Executive Offices-Zip Code)

        Registrant's Telephone Number, including Area Code: (314)561-0100

                 Jeffrey J. Unterreiner, Chairman and President
                21 Hawk Ridge Circle, Lake Saint Louis, MO 63367
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box).

     / / immediately upon filing pursuant to paragraph (b) of Rule 485 / / on April 30, 2002 pursuant to paragraph (b) of Rule 485.
     / /  60 days after filing pursuant to paragraph (a)(1).
     / /  on (date) pursuant to paragraph (a)(1).
     / /  75 days after filing pursuant to paragraph (a)(2).
     / /  on (date) pursuant to paragraph (a)(2) on Rule 485.

If appropriate, check the following box:

     / / This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                        PROACTIVE ASSET ALLOCATION FUNDS
                            OPTI-FLEX(R) DYNAMIC FUND

                           PROSPECTUS - APRIL 30, 2002

[LOGOS]


     The PROACTIVE Asset Allocation Funds consist of one mutual fund, the OPTI-flex(R) DYNAMIC FUND.


     This Prospectus gives you important information about the Fund that you should know before you invest. Please read this Prospectus carefully and keep it handy for future reference.


     Like all mutual fund shares, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                        PROACTIVE Asset Allocation Funds
                              21 Hawk Ridge Circle
                           Lake Saint Louis, MO 63367
                         1-888-PROACTIVE or 314-561-0100
                         Internet: www.proactive-inc.com

                                                                        CONTENTS

                                        THE OPTI-FLEX(R)DYNAMIC FUND
---------------------------------------

A look at investment goals,             Investment Goal                    _____
strategies, risks, performance          Strategies                         _____
and expenses                            Main Risk Factors                  _____
                                        Performance                        _____
                                        Fees and Expenses                  _____

Information on who may want to invest   Who May Want to Invest             _____
and who may not want to invest


More information about the Fund         More Information about the Fund    _____
you should know before investing        Who Manages the Fund?              _____
                                        How is the Trust Organized?        _____
                                        How Does Taxation Affect the
                                        Fund and Its Shareholders?         _____
                                        How to Read the Financial
                                        Highlights Table                   _____

                                        SHAREHOLDER MANUAL
---------------------------------------

Information about account               How to Buy Shares                  _____
transactions and services               Distribution Fees                  _____
                                        How to Make Withdrawals
                                        (Redemptions)                      _____
                                        Transaction Policies               _____
                                        Other Shareholder Services         _____

                                        MORE ABOUT RISK
---------------------------------------

                                        Risk and Investment Glossary       _____

                                        FOR MORE INFORMATION
---------------------------------------

Where to learn more about the Fund      Back Cover

                       OPTI-FLEX(R) DYNAMIC FUND -- OPTIX

[ICON]    INVESTMENT GOAL

          The Fund seeks to provide an above average total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting only of common stocks.

 [ICON]   MAIN STRATEGIES

          The Fund pursues its investment goal through asset allocation among four different markets, and through the selection of specific investments within a given market. At least 65% of the Fund's assets will be invested in open-end mutual funds.

          The Fund allocates its assets primarily through mutual funds among the following four markets:

          o    long and short equity positions in domestic and foreign stocks

          o    domestic and foreign bonds

          o    money market instruments and

          o    gold (including other precious metals and minerals)

          The manager may vary the percentage of the Fund's assets allocated to each of these markets based upon the mix of these markets that the manager believes will most likely achieve the Fund's investment goal. In addition, the manager may explore opportunities in various asset subclasses. There are no limits on the amount of the Fund's assets, if any, that may be invested in each of these markets.

          In an effort to benefit from opportunities in both bull and bear markets, the manager may supplement the Fund's long mutual fund or equity positions by investing in mutual funds that have sold stocks short. The Fund itself may sell stocks short or it may assume short positions by investing in other mutual funds that are permitted to take such positions. The Fund will buy stocks "long" or invest in mutual funds that buy stocks "long", that they believe will perform better than their peers. The Fund will sell stocks "short," or invest in mutual funds that sell stocks "short", that they believe will underperform their peers. A "long" position is when the Fund, or a mutual fund in which the Fund invests, purchases a stock outright. A "short" position is when the Fund, or a mutual fund in which the Fund invests, sells a security that it has borrowed. The Fund, or an underlying mutual fund in which the Fund invests, will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock increases or decreases between the time it is sold and when the Fund, or the underlying mutual fund in which the Fund invests, replaces the borrowed security.

[ICON]    MAIN RISK FACTORS

          Normally, the Fund is exposed to foreign markets through investment in one or more mutual funds owning foreign securities. By investing in these mutual funds, the Fund carries additional risks such as regulatory, political and currency risk. These risks are heightened for underlying mutual funds that invest in developing countries, which may lack the established legal, business and social frameworks necessary to support securities markets.

          Because the Fund invests at least 65% of its assets in other mutual funds, the value of your investment will fluctuate in response to the performance of the underlying mutual funds.

          When the Fund invests in mutual funds that own stocks, the value of your investment in the Fund will fluctuate in response to stock market movements.

          When the Fund invests in mutual funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund.

          When the Fund invests in mutual funds that invest in gold and other precious metals and minerals, the value of these underlying mutual funds can go down because of unpredictable monetary policies and economic and political developments, such as currency devalutions or revaluations; increased environmental costs; concentration of the sources of the supply of gold and these other metals and minerals, and control over their sale; changes in U.S. or foreign tax, currency or mining laws; and trade restrictions between countries.

          When the Fund invests in mutual funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Short sales are speculative investments and will cause the Fund to lose money if the value of a security sold short by the Fund, or an underlying fund in which the Fund invests, does not go down as the managers expect.

          Investing through the Fund in an underlying portfolio of mutual funds involves certain additional expenses and certain tax results that would not arise if you invested directly in mutual funds that the Fund owns. By investing indirectly in mutual funds through the Fund, you will bear not only your proportionate share of the Fund's expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying mutual funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds.

          If the manager does not accurately predict changing market conditions and other economic factors, the Fund's assets might be allocated in a manner that is disadvantageous, resulting in a decrease in the value of the Fund's shares.

          The underlying money market funds in which the Fund may invest are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although these underlying money market funds seek to preserve the value of the Fund's investment in them at $1.00 per share, it is possible for the Fund to lose money by investing in these underlying money market funds.

          Loss of money is a risk of investing in the Fund. Please read "More About Risk" carefully before investing.

[ICON]    WHO MAY WANT TO INVEST

          The Fund may be appropriate for investors who:

          o are seeking long-term growth potential but are concerned about moderating the risks associated with being invested in stocks at all times

          o    are seeking to diversify their portfolio

          o    are investing with a long-term horizon

          o    are willing to accept higher short-term risk

          o are seeking access to markets that can be less accessible to individual investors

          The Fund may not be appropriate for investors who:

          o    are investing to meet short-term financial goals

          o are seeking to maximize returns from an aggressive growth strategy that is invested in stocks at all times

          o    are unwilling to accept an investment that may go down in value

                                   PERFORMANCE

     The bar chart and accompanying table shown below provide an indication of the risks of investing in the OPTI-flex(R) DYNAMIC FUND by showing changes in the Fund's performance from year to year since the Fund's inception in 1996, and by showing how the Fund's average annual returns for one year and since inception compare with those of a broad measure of market performance and an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS1

     [Plot points for Edgar format]:

               Year                 Annual Total Return
               ----                 -------------------
               1997                         5.02%
               1998                         7.28%
               1999                        51.05%
               2000                       (29.36%)
               2001                       (28.36%)

1 Figures do not reflect sales charges.  If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 37.27% (quarter ending December 31, 1999), and the lowest return for a quarter was (20.54)% (quarter ending December 31, 2001).

Average Annual Total Returns
(for the periods ending                                                Since Inception
December 31, 2001)                          Past One Year   Five Years    (10/1/96)
--------------------------------------------------------------------------------------
The OPTI-flex(R)DYNAMIC FUND                  -28.36%         -2.94%        -2.22%
Return after Taxes on Distributions           -28.36%         -4.72%        -4.06%
Return after Taxes on Distributions and
Sale of Fund Shares                           -16.80%         -2.58%        -2.06%
Dow Jones World Stock Index 1                 -16.57%          3.55%         4.06%
Morningstar's Average Asset
Allocation Fund 2                              -4.83%          7.22%         7.83%

Figures reflect sales charges. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.

1 The Dow Jones World Stock Index is a capitalization-weighted index consisting of companies traded publicly in select countries all over the world. The Dow Jones World Stock Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

2 Morningstar, Inc. monitors and rates mutual fund performance. Morningstar's Average Asset Allocation Fund index measures the performance of mutual funds categorized by Morningstar as asset allocation funds.

[ICON]    FEES AND EXPENSES OF THE FUND

          The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

          SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

          Maximum Sales Charge (Load) Imposed on
               Purchases                                                None
          Maximum Deferred Sales Charge (Load) (as a
               percentage of offering price or redemption
               proceeds, as applicable)                                 1.00%1
          Redemption Fee                                                None
          Exchange fee                                                  None
          Maximum Annual Account Maintenance Fee
              (for accounts under $10,000)                              $10.00

          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

          Management Fees                                               0.75%
          Distribution and Service (12b-1) Fees                         1.00%
          Other Expenses2                                               1.31%
                                                                        -----
          Total Annual Fund Operating Expenses                          3.06%
          Expense Reimbursement3                                       (1.83)%
                                                                        -----
          Net Expenses                                                  1.23%

          1 A deferred sales charge applies only if redemption occurs less than one year from purchase. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

          2 "Other Expenses" are estimated based upon expenses actually incurred by the Fund for the year ended December 31, 2001.

          3 The manager has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses to no more than 2.40%. The manager may terminate this agreement after April 30, 2003.

          EXAMPLE OF HYPOTHETICAL FUND COSTS

          The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

          Assuming you

          o    invest $10,000 in the Fund
          o    reinvest all dividends and distributions in the Fund
          o    redeem your shares at the end of the periods shown below
          o earn a 5% return each year and o incur the same Fund operating expenses shown above,

          your cost of investing in the Fund would be:

               1 Year           3 Years           5 Years          10 Years
               ------           -------           -------          --------

               $125             $773              $1,446           $3,245

          You would pay the following expenses if you did not redeem your shares:

               1 Year           3 Years           5 Years          10 Years
               ------           -------           -------          --------

               $125             $773              $1,446           $3,245

          Of course, your actual costs may be higher or lower.

                         MORE INFORMATION ABOUT THE FUND

HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     EMPHASIS ON MUTUAL FUNDS. Normally, at least 65% of the Fund's assets will be invested in mutual funds. In addition, up to 25% of the Fund's assets may be invested in closed-end investment companies and up to 10% of the Fund's assets may be invested in direct investments. Direct investments are investments in securities other than mutual funds and closed-end investment companies, such as stocks, bonds, and money market instruments and repurchase agreements.

     Generally, the Fund may purchase:

     o no-load mutual funds, which are bought and sold without a sales charge or load

     o "institutional funds" that normally have lower expenses and higher investment minimums and

     o load mutual funds, if the load or sales charge is waived on purchases and sales by the Fund (for certain exceptions to this policy, please see the Statement of Additional Information)

     ASSET ALLOCATION. The manager allocates the Fund's assets among the stock, bond, money market and gold market segments based upon the anticipated returns and risks of each of these market segments. Some types of investments, such as balanced funds which invest in both stocks and bonds, can fall into more than one of these market segments. The Fund may also make other investments that do not fall within these market segments.

     In allocating assets among market segments, the manager will employ both fundamental and technical analysis to assess relative risk and reward potential throughout the financial markets, with the objective of providing you with the best opportunity for achieving an above average total return consistent with reduced risk over the long-term. The Fund's portfolio is expected to vary considerably among the various market segments as changes in economic and market trends occur. The manager overweights market segments that it believes have above average market potential with below average market risk. By allocating its investments in this manner, the Fund believes it will not be exposed to the same degree of market risk as a mutual fund that invests in only one market segment.

     In making asset allocation decisions, the manager will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns. The manager will use database systems to help analyze past situations and trends, research in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select mutual funds, closed-end investment companies and individual securities, and its own credit analysis as well as credit analyses provided by rating services.

     ASSET SUBCLASSES. The asset allocation process is not limited to determining the degree to which the Fund's assets should be invested in these different market segments. The manager continually explores opportunities in various subclasses of assets:

     o    geoeconomic considerations (for example, foreign versus domestic)

     o maturities of fixed income securities (for example, "short term" versus "long term")

     o    market   capitalization   (for  example,   "blue  chip"  versus  small
          capitalization)

     o    sector rotation (for example, "high tech" versus industrial)

     SELECTING FUNDS. The manager selects underlying funds in which to invest based, in part, on their investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance (absolute, relative and risk-adjusted). The manager also considers other factors in the selection of funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation and tenure of portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Many funds in which the Fund invests may not share the same investment goal and investment limitations as the Fund. Normally, the Fund will invest its assets in mutual funds from several different mutual funds families, managed by a variety of investment advisers, and having a variety of different investment goals and strategies.

     TYPES OF FUNDS. Normally, the Fund invests in the following types of funds:
U.S. emerging growth, blue chip, small capitalization stock funds and industry sector funds; international and global stock funds (including developed and emerging markets, regional funds and country specific funds) and international and global bond funds; long/short funds; U.S. Government securities funds and high yield bond funds; gold and precious metals funds and money market funds. For a discussion about the risks of these funds and some of the securities that they hold, please read "More about Risk."

     STOCK SEGMENT. The Fund may invest directly in, or in one or more stock funds owning, domestic and foreign equity securities including common stocks and warrants. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

     The stock segment includes domestic and foreign equity securities of all types. The manager seeks a high total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individuals stocks that the manager believes to have superior investment potential. When the manager selects equity securities, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

     BOND SEGMENT. The Fund may invest directly in, or in one or more bond funds owning, domestic and foreign debt securities. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The bond segment includes all varieties of domestic and foreign fixed-income securities. The manager will seek to maximize total return within the bond segment by adjusting the Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the money market segment, these securities may be denominated in U.S. dollars of foreign currency. The Fund may also invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds"). In general, bond prices rise when interest rates fall, and fall when interest rates rise. Bonds and other debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

     MONEY MARKET SEGMENT. The Fund may invest directly in, or in one or more money market funds owning, money market securities. Money market securities are high quality securities (rated in one of the two highest rating categories for short-term debt obligations) and present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, repurchase agreements and other financial institution obligations.

The money market segment includes all types of domestic and foreign securities. These securities may be denominated in U.S. dollars or foreign currency.

     GOLD SEGMENT. The Fund may invest directly in, or in one or more mutual funds owning, securities of companies engaged in exploration, mining, processing, distributing or dealing in gold or other precious metals and minerals. In addition to investments directly in those securities or mutual funds, the Fund may invest in securities indexed to the price of gold or other precious metals.

     DEFENSIVE INVESTMENTS. The manager of the Fund, or the underlying funds in which the Fund invests, may invest in a fully or partially defensive position when they believe it is appropriate to do so. When this happens, the Fund, or the underlying funds in which the Fund invests, may increase their investment in government securities and other short-term securities without regard to the Fund's, or the underlying funds', investment restrictions, policies or normal investment emphasis. During such a period, the Fund, or the underlying funds in which the Fund invests, could be unable to achieve their investment objectives. In addition, this defensive investment strategy may cause frequent trading and high portfolio turnover ratios when calculated in accordance with SEC rules. High transaction costs could result from this frequent trading; however, because a significant portion of the Fund's assets are invested in no-load mutual funds, which do not charge commissions upon the purchase or sale of their shares, the Fund will pay less commissions than many mutual funds of similar size and portfolio turnover. Trading may also result in realization of net short-term capital gains upon which you may be taxed at ordinary tax rates when distributed from the Fund.

                              WHO MANAGES THE FUND?

THE BOARD. The board of trustees oversees the management of the Fund, and elects its officers. The officers are responsible for the Fund's day-to-day operations. Information concerning the trustees and officers of the PROACTIVE Asset
Allocation   Funds  (the  "Trust")   appears  in  the  Statement  of  Additional
Information.

INVESTMENT ADVISER. PROACTIVE Money Management, Inc. (the "manager") serves as investment adviser to the Fund pursuant to an investment advisory contract under the terms of which it has agreed to provide an investment program within the limitations of the Fund's investment policies and restrictions. The manager has been an investment adviser to individuals, trusts and corporations for over fourteen years. The manager has managed the Fund since its inception in October 1996. As of December 31, 2001, the manager held discretionary investment authority over approximately $65 million of assets. The manager has its principal offices at 21 Hawk Ridge Circle, Lake Saint Louis, MO 63367.

PORTFOLIO MANAGERS. C. Martin ("Marty") Unterreiner, Chief Portfolio Manager, is primarily responsible for the day to day management of the Fund, including determining the percentages of the Fund's assets to be allocated to the three other Portfolio Managers, Jeffrey J. Unterreiner, Jeffrey A. Wachtman and Wayne Chu.

     Marty Unterreiner, who has managed the Fund since its inception in October 1996, is a Trustee and Vice President of the Trust, has been a director of the manager since its incorporation in January 1980, and served as President of the manager from its inception through June 30, 1997. He has also been a director and vice president of the Fund's distributor since July 1, 1997. He is a graduate of St. Louis University where he earned a Bachelor of Science degree in Commerce with a concentration in Economics and a masters'degree in Education with a minor in Finance.

     Jeffrey J. Unterreiner, Portfolio Manager, has been in the financial services business for over 15 years and has assisted in the development and investment decisions for the OPTI-flex(R) investment strategies for most of their history. He has been President of the manager since July 1, 1997 and president of the Fund's distributor since its inception in October of 1994. He is a graduate of the University of Missouri--St. Louis where he majored in Business Administration.

     Jeffrey A. Wachtman, Portfolio Manager, joined the manager as a representative and the Fund's distributor as a registered principal in April 1999. Previously he worked as a registered representative and investment advisor representative with Equity Programs Corporation of San Diego, California, Cambridge Investment Research of Fairfield, Iowa, and FFP Securities and FFP Advisory services of Chesterfield, Missouri. He attended Icthus Training Center in Salem, Oregon.

     Wayne Chu, Portfolio Manager, joined the manager as an investment advisor representative in March 2000 and has also been a registered principal of the Fund's distributor since that date. He attended Heald College where he was awarded an AS-Electrical Engineering, following which he studied Computer Science at San Francisco State University. Prior to joining the manager, he held a number of management positions, most recently serving as a registered representative with Cambridge Investment Research (1996 to March 2000).

MANAGEMENT FEES. During the calendar year ended December 31, 2001, the Fund paid management fees to the manager totaling 0.75% of the average daily net assets of the Fund. For more information about management fees, please see "Investment Adviser and Manager" in the Statement of Additional Information.

                           HOW IS THE TRUST ORGANIZED?

     The Fund is an open-end management investment company that is a series of PROACTIVE Asset Allocation Funds trust.

     The board of trustees of the Trust oversees the Fund's activities. The board retains various companies to carry out the Fund's operations, including the investment adviser, custodian, transfer agent and others. The board has the right, and the obligation, to terminate the Fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the manager) appoints the Fund's board. Thereafter, the board and the shareholders determine the board's membership. The board of the Trust may include individuals who are affiliated with the investment adviser and distributor.

     The Fund does not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees").

PORTFOLIO TRADES

     In placing portfolio trades, the manager may use brokerage firms that market the Fund's shares, but only when the manager believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price. As long as the manager believes a brokerage firm can provide this combination, it may consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by the Fund to reduce its expenses.

INVESTMENT GOALS

     None of the Fund's investment goals are fundamental, and they may be changed without shareholder approval.

DIVERSIFICATION

     The Fund is diversified, which means the Fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. However, this does not prevent the Fund from investing more than 5% of its assets in one mutual fund.

             HOW DOES TAXATION AFFECT THE FUND AND ITS SHAREHOLDERS?

HOW DOES THE FUND EARN INCOME AND GAINS?

     The Fund may earn dividends and interest (the "income") on its investments. When the Fund sells a security for a price that is higher than it paid, it has a gain. When the Fund sells a security for a price that is lower than it paid, it has a loss. If the Fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the Fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Fund's gains and losses are netted together, and, if the Fund has a net gain (the Fund's "gains"), that gain will generally be distributed to you.

TAXATION OF THE FUND'S INVESTMENTS

     The Fund invests your money in the securities that are described in the sections "Main Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that the Fund earns on its investments. These rules may, in turn, affect the amount of distributions that the Fund pays to you. These special tax rules are discussed in the Statement of Additional Information.

     TAXATION OF THE FUND. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains that it distributes to you.

TAXATION OF SHAREHOLDERS

WHAT IS A DISTRIBUTION?

     As a shareholder, you will receive your share of the Fund's income and gains on the Fund's investments in securities. The Fund's income and short-term capital gains that are paid to you are taxed as ordinary dividends. The Fund's long-term capital gains that are paid to you are taxed as capital gain distributions. If the Fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call the Fund's distributions to you. In general, any dividends and net short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distributions of other capital gains generally are taxable as long-term gains. The Fund pays dividends from its net investment income on an annual basis. The Fund distributes capital gains, if any, annually.

     DISTRIBUTIONS. Distributions from the Fund, whether you receive them in cash or in additional shares, are generally subject to income tax. Such distributions may be taxable at different rates depending on the length of time the Fund holds its assets. The Fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the Fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year.

The Internal Revenue Service requires you to report these amounts on your income tax return for the prior year.

     DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

     DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the Fund.

     BUYING A DIVIDEND. Purchasing Fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the Fund shares. The risk in buying a dividend is that the Fund may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

     DIVIDEND REINVESTMENTS. Most investors have their dividends reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

REDEMPTIONS

     WHAT IS A REDEMPTION?

     A redemption is a sale by you to the Fund of some or all of your shares in the Fund. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. When you redeem your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

     If you redeem your shares in the Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the Fund within 30 days before or after your redemption or exchange.

     U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The Fund will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

     NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax adviser to determine the U.S. and non-U.S. tax consequences of your investment in the Fund.

     STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the Fund, and gains arising from redemptions or exchanges of your Fund shares will generally by subject to state and local income tax. The holding of Fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in the Fund.

     BACKUP WITHHOLDING. By law, the Fund must withhold 31% of your distributions and redemption proceeds if you have not provided complete, correct taxpayer information and 31% of your distributions if you are otherwise subject to backup withholding.

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

     The Fund began calendar year 2001 with a net asset value (price) of $8.95 per share. During the year, the Fund gained $0.07 per share from investment income (interest and dividends less operating expenses) and lost ($2.61) per share from investments that had depreciated in value or that were sold for lower prices than the Fund paid for them.

     The investment loss ($2.61 per share) plus the distributions ($0.22 per share) resulted in a share price of $6.19 at the end of the year. This was a decrease of $2.76 per share (from $8.95 at the beginning of the year to $6.19 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was a loss of (28.36%) for the year. As of December 31, 2001, the Fund had approximately $8,961,000 in net assets. For the year, its expense ratio was 1.23% ($12.30 per $1,000 of net assets); and its net investment income amounted to (0.97%) of its average net assets. The Fund's turnover rate, which indicates the lesser of securities it sold or purchased during 2001 divided by its average monthly net assets, was 957.96%.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                              2001          2000          1999          1998          1997
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $   8.95      $  15.80      $  10.46      $   9.75      $  10.13

INVESTMENT OPERATIONS
     Net Investment Income (Loss)                               0.07*        (0.18)*       (0.20)        (0.06)         0.03
     Net Gains (Losses) from investments
          (realized and unrealized)                            (2.61)        (4.46)         5.54          0.77          0.47
----------------------------------------------------------------------------------------------------------------------------
     Total                                                     (2.54)        (4.64)         5.34          0.71          0.50

DISTRIBUTIONS
     From net investment income                                 0.00          0.00          0.00          0.00         (0.02)
     In excess of net Investment income                         0.00         (0.62)         0.00          0.00          0.00
     From net realized gains                                   (0.22)        (1.59)         0.00          0.00         (0.38)
     In excess of net realized gains                            0.00          0.00          0.00          0.00         (0.48)
----------------------------------------------------------------------------------------------------------------------------
     Total                                                     (0.22)        (2.21)         0.00          0.00         (0.88)

NET ASSET VALUE, END OF PERIOD                              $   6.19      $   8.95      $  15.80      $  10.46      $   9.75
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (EXCLUDES REDEMPTION CHARGE AND
     ASSUMES REINVESTMENT OF DISTRIBUTIONS)                   (28.36%)      (29.36%)       51.05%         7.28%         5.02%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000)                        $  8,961      $ 14,382      $ 18,746      $ 12,791      $ 13,530
     Ratio of expenses to average net assets(1)                 1.23%         2.32%         2.39%         2.35%         2.35%
     Ratio of net investment income (loss) to
          average net assets (1)                                0.97%        (1.36%)       (1.69%)       (0.56%)        0.32%
     Ratio of expenses to average net assets,
          before reimbursements and voluntary
          fee reductions(1)                                     3.06%         2.52%         2.96%         2.99%         3.33%
     Portfolio turnover rate                                  957.96%     1,915.88%     1,011.63%     1,574.17%     1,237.35%

(1) These ratios exclude the expenses of the registered investment companies in which the Fund invests.

* Per share amounts were calculated using the average share method.

                               SHAREHOLDER MANUAL

                                HOW TO BUY SHARES

MINIMUM INVESTMENT. The minimum investment to open an account in the Fund is $1,000, except an Individual Retirement Account (IRA) which has a $500 minimum. You may make subsequent investments in any account in amounts of at least $100.

ANNUAL MAINTENANCE FEE. The Fund may deduct an annual maintenance fee of $10 from each account with a value of less than $10,000. It is expected that accounts will be valued on the first trading day of the Fund following April 30 of each year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts.

OPENING AN ACCOUNT. You may open an account and make an investment by purchasing shares through brokerage firms having sales agreements with the distributor. A minimum investment of $1,000 ($500 for an IRA) is required to establish an account in the Fund. The minimum for subsequent investments in the Fund is $100.

     You may also purchase shares directly from the Fund by submitting a check. In the case of a new account, fill out the New Account Application accompanying this Prospectus. A check payable to the Fund must accompany your New Account Application. You may make payments by check or federal reserve draft payable to the Fund. Please send your completed application to the following address: THE OPTI-FLEX(R)DYNAMIC FUND, C/O MUTUAL FUNDS SERVICE CO., P. O. BOX 7177, DUBLIN, OHIO 43017.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred in the transaction. All orders for the purchase of shares are subject to acceptance or rejection by the Fund or by the distributor. Direct purchase orders received by Mutual Funds Service Company, by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct purchase orders received by Mutual Funds Service Company after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day.

     Wire orders for shares of the Fund received by dealers prior to 4:00 p.m., Eastern time, and received by Mutual Funds Service Company before 5:00 p.m., Eastern time on the same day, are confirmed at that day's public offering price. Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day. It is the dealer's obligation to place the order with Mutual Funds Service Company before 5:00 p.m., Eastern time, and to forward payment to U.S. Bank, N.A., the custodian for the Fund.

     If the wire order is for a new account, you must telephone the Fund prior to making your initial investment. Call 1-888-587-3539, or (614) 798-3149. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

U.S. Bank, N.A.
ABA# 042-00001-3
DDA Name:  Opti-flex Dynamic Master Account
DDA#:  485776991
Attn: (Include the name of the Fund that the purchase should be made to) Account Name: (Include Shareholder Name)
For Account #:  (Include Shareholder Account Number)

     No stock certificates will be issued. Instead, Mutual Funds Service Company will establish an account for each investor, and all shares purchased or received, including those acquired through the reinvestment of dividends and distributions, are registered on the books of the Fund and credited to such account.

     The Fund will not permit purchases until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS. You may make subsequent investments in the Fund by mailing a check payable to OPTI-flex(R) DYNAMIC FUND. Please include your account number on the check and mail as follows:

     PROACTIVE ASSET ALLOCATION FUNDS
     C/O MUTUAL FUNDS SERVICE COMPANY
     P. O. BOX 7177
     DUBLIN, OH  43017

     You may also make subsequent investments by bank wire as described above. You must notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

     PURCHASING SHARES. The shares are sold at net asset value without an initial sales charge, but if you redeem within one year of purchase (the "CDSC Period") a contingent deferred sales charge ("CDSC") equal to 1.00% of the lesser of the current market value or the cost of the shares being redeemed will apply. No CDSC will be imposed on shares acquired by reinvestment of distributions. In determining whether a CDSC is applicable, it will be assumed that a redemption is made first of shares derived from reinvestment of distributions, second of shares purchased, but no longer subject to a CDSC, and third of shares redeemed within one year of purchase. The shares bear an asset based service fee of 0.25% and a Rule 12b-1 fee of 0.75%. The shares provide the benefit of putting all of your dollars to work from the time you make the investment. All CDSC's imposed on redemptions are paid to the distributor.

     SALES CHARGE WAIVERS: The Fund may waive the CDSC on redemption following your death, or if you become unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in your death or be of long-continued and indefinite duration. The Fund may also waive the CDSC when the total amount of your redemptions do not exceed 10% of your purchases. See "Other Shareholder Services - Systematic Withdrawal Program."

     In addition, the Fund may waive the CDSC on the redemption of shares owned by banks, bank trust departments, savings and loan associations, federal and state credit unions, trust companies, and broker-dealers, either in their fiduciary capacities or for their own accounts, that have been purchased pursuant to a special agreement with the distributor. These financial institutions and broker-dealers may charge fees to you for purchases of shares for which the CDSC has been waived.

                                DISTRIBUTION FEES

     Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares. The Fund has adopted distribution and service plans. Under its plans, the Fund pays the distributor an annual distribution (12b-1) fee of 0.75% of Fund assets and an annual service fee of 0.25% of Fund assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     Distribution fees are used primarily to offset initial and ongoing commissions paid to brokerage firms for selling shares of the Fund. The distributor may use distribution fees that are not allocated to brokerage firms to reduce its own sales and marketing expenses. Service fees are used primarily to reimburse brokerage firms for providing personal services to Fund shareholders and maintaining shareholder accounts. The distributor may use service fees that are not allocated to brokerage firms to reduce its own expenses for providing personal services and maintaining shareholder accounts.

                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

     You may redeem shares and withdraw funds at net asset value per share less, any applicable CDSC. There are no redemption fees. (See "Transaction Policies.")

     BY MAIL -- You may redeem shares by mailing a written request to PROACTIVE Asset Allocation Funds, c/o Mutual Funds Service Co., P. O. Box 7177, Dublin, OH 43017. To protect you and the Fund against fraud, your signature on a redemption request for more than $2,500 must have a signature guarantee from an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange, clearing agency or savings association). We may require further documentation if you are requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY BANK WIRE -- You may redeem up to $50,000 worth of shares by telephone or by placing a wire redemption through your brokerage firm. Amounts redeemed by bank wire will be mailed to the address printed on your account statement. Wire redemptions must be in excess of $1,000. Wire redemption requests received by dealers prior to 4:00 p.m., Eastern time, and received by Mutual Funds Service Company before 5:00 p.m., Eastern time on the same day, are confirmed at that day's net asset value per share. Direct wire redemption requests must be received by 4:00 p.m., Eastern time, to be confirmed at that day's net asset value.

     WHEN REDEMPTIONS ARE EFFECTIVE -- Redemptions are made at the net asset value per share (less any applicable CDSC) next determined after receipt by Mutual Funds Service

Company of a redemption request in good order. (See "Transaction Policies.") Payment is normally made within five days after the redemption request.

                              TRANSACTION POLICIES

     VALUATION OF SHARES. The net asset value per share (NAV) for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing the Fund's net assets by the number of its shares outstanding.

     The assets of the Fund consist primarily of underlying mutual funds, which are valued at their respective NAV's. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund. Underlying money market funds with portfolio securities with a remaining maturity of 13 months or less and a weighted average maturity not exceeding 90 days may use the amortized cost to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost which approximates market value.

     EXECUTION OF REQUESTS. The Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent.

     At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

     In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days, as allowed by federal securities laws.

     TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds from telephone transactions can only be mailed to the address of record.

     SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen days after the purchase.

                           OTHER SHAREHOLDER SERVICES

     AUTOMATIC ACCOUNT BUILDER: This program offers you a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. Under the program, regular investments in the Fund of $100 or more will be deducted from your checking or savings account and invested in shares of the Fund. Your bank must be a member of the Automated Clearing House (ACH). To sign up, complete the Automatic Account Builder section of your New Account Application. There is no additional charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. To sign up, complete the appropriate section of your New Account Application. Your should realize that if withdrawals exceed income dividends, the invested principal may be depleted.

     Withdrawals under this program from your account will be subject to any CDSC that applies, with the following exception. No CDSC will be charged on an amount that does not exceed 10% annually of the "initial account value" -- the value of your account at the time you elect to participate in this program.

You may make additional investments and may change or stop the program at any time. There is no charge for this program.

                              SHAREHOLDER ACCOUNTS

     The Fund maintains an account for you in full and fractional shares. The Fund may reject any purchase order and may waive minimum purchase requirements.

     CONFIRMATION STATEMENTS -- All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective. In addition, you will receive a quarterly account statement which contains a summary of transactions for the quarter as well as dividend reinvestment information. Quarterly statements are mailed promptly after the last business day of the quarter.

     ACCOUNTS WITH LOW BALANCES. The Fund may redeem shares in your account for their then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions you have made. The Fund may redeem the shares in your account if you have opened your account for less than the minimum purchase amount and you do not purchase additional shares to meet the minimum. Before any shares are redeemed for these purposes, you will be notified in writing 30 days before any such redemption to bring the value of shares in your account to $1,000 ($500 for an IRA).

                                 MORE ABOUT RISK

     The Fund's risk profile is largely defined by the Fund's principal securities and investment practices. You may find the most concise description of the Fund's risk profile in the Fund summary at the beginning of this Prospectus.

     The Fund is permitted to use - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. Likewise, the Fund is permitted to invest in other mutual funds that own securities and use investment practices that have higher risks and opportunities associated with them. To the extent that the Fund, or the mutual funds in which the Fund invests, use these securities or practices, the Fund's overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The Fund follows certain policies that may reduce these risks.

     As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over any period of time - days, months or years.

                          RISK AND INVESTMENT GLOSSARY

     ASSET-BACKED SECURITIES are securities backed by unsecured debt, such as credit card debt; these securities are often guaranteed or over-collateralized to enhance their credit quality. Credit and interest rate risks are the principal risks.

     BORROWING AND REVERSE REPURCHASE AGREEMENTS refer to a loan of money from a bank or other financial institution undertaken by the Fund or underlying funds in which the Fund invests.

     COMMON STOCK is a share of ownership (equity) interest in a company.

     COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers. Market, liquidity and information risks are the principal risks.

     CONVERTIBLE SECURITIES are debt or equity securities which may be converted on specified terms into stock of the issuer. Market, interest rate, prepayment and credit risks are the principal risks.

     CORRELATION RISK occurs when the Fund, or underlying funds in which the Fund invests, "hedge" - uses one investment to offset the Fund's, or the underlying funds', position in another. If the two investments do not behave in relation to one another the way the manager expects them to, then unexpected results may occur.

     CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

     CURRENCY CONTRACTS involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

     o Hedged. Currency, hedged leverage, correlation, liquidity, opportunity risks are the principal risks.
     o Speculative. Currency, speculative leverage, liquidity risks are the principal risks.

     CURRENCY RISK happens when the Fund, or the underlying funds in which the Fund invests, buy or sell a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when the Fund's, or the underlying funds', investments are converted to U.S. dollars.

     DEFENSIVE MEASURES may be taken when the manager of the Fund, or the underlying funds in which the Fund invests, believes it is warranted due to market conditions. When this happens, the Fund, or the underlying funds in which the Fund invests, may increase their investment in government securities and other short-term securities without regard to the Fund's, or the underlying funds', investment restrictions, policies or normal investment emphasis. As a result, the Fund, or the underlying funds in which the Fund invests, could be unable to achieve their investment objectives. Opportunity risk is the principal risk.

     DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% in the securities of one company. A non-diversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. The Fund is a diversified fund, although it may invest more than 5% of its assets in one mutual fund. If this underlying mutual fund performs poorly, this could negatively affect the Fund's share price. The Fund may invest in non-diversified funds.

     EXTENSION RISK means the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

     FINANCIAL FUTURES AND OPTIONS; SECURITIES AND INDEX OPTIONS are contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index.

     o Futures and related options. Interest rate, currency, market, hedged or speculative leverage, correlation, liquidity, opportunity risks are the principal risks.

     o    Options on securities and indices.  Interest rate,  currency,  market,
          hedged  or  speculative  leverage,  correlation,   liquidity,  credit,
          opportunity risk are the principal risks.

     FOREIGN SECURITIES are issued by foreign governments or companies located outside of the United States. The Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has its principal office in, a country other than the U.S. Market, currency, transaction, liquidity, information and political risks are the principal risks.

     FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date. Market, opportunity and leverage risks are the principal risks.

     HEDGING RISK comes into play when the Fund, or the underlying funds in which the Fund invests, use a security whose value is based on an underlying security or index to "offset" the Fund's or the underlying funds' position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation Risk.")

     ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities. Market, liquidity and transaction risks are the principal risks.

     INFORMATION RISK means that information about a security or issuer may not be available, complete, accurate or comparable.

     INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

     INVESTMENT GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds. Interest rate, prepayment, market and credit risks are the principal risks.

     LEVERAGE RISK is associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. If the Fund invests in underlying funds that use leverage, it will have the risks arising from the use of leverage.

     o HEDGED - when a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     o SPECULATIVE - To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

     LIQUIDITY RISK occurs when investments cannot be sold readily. The Fund, or the underlying funds in which the Fund invests, may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

     LONG/SHORT FUNDS are mutual funds or closed end investment companies that can take long and/or short positions in equity and/or debt securities of U.S. and foreign companies. Long/Short funds buy equity and/or debt securities "long" that they believe will perform better than their peers. Long/Short funds sell equity and/or debt securities "short" that they believe will underperform their peers. A long position is when the Long/Short Fund purchases equity and/or debt securities outright. A short position is when the Long/Short Fund sells an equity and/or debt security that it has borrowed with the expectation that the market price will drop and that the security will be able to be bought back at a lower price at a later date. Market, hedged leverage, speculative leverage, correlation, liquidity and opportunity risks are the principal risks.

     MANAGEMENT RISK is the risk that a strategy used by the Fund's management may fail to produce the intended result. Common to all mutual funds.

     MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

     MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

     MORTGAGE-BACKED SECURITIES are securities backed by pools of mortgages, including pass-through certificates, PACs, TACs and other senior classes of collateralized mortgage obligations (CMOs). Credit, extension, prepayment, liquidity, interest rate risks are the principal risks.

     NON-INVESTMENT GRADE DEBT SECURITIES - debt securities rated below BBB/Baa, sometimes called "junk bonds," generally have more credit risk than higher-rated securities. Companies issuing lower-rated securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. The market price of lower-rated securities may fluctuate more than higher-rated securities, and lower-rated securities may be less liquid than higher-rated securities. Credit, market, interest rate, liquidity, valuation, information risks are the principal risks.

     OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

     PARTICIPATION INTERESTS are securities representing an interest in another security or in bank loans. Credit, interest rate, liquidity, valuation risks are the principal risks.

     POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

     PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed income securities, including mortgage-backed securities, may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

     REPURCHASE AGREEMENTS means the purchase of a security that must later be sold back to the issuer at the same price plus interest. The Fund may invest up to 10% of its assets directly in repurchase agreements and may invest in other funds that own repurchase agreements. Credit risk is the principal risk.

     SECTOR FOCUS occurs when a significant portion of the Fund's assets are invested in a relatively small number of related industries. The Fund will not concentrate more than 25% of its total assets directly in any one industry. However, if the Fund invests in underlying funds that concentrate investments in one or a small number of related industries, the Fund will have the risks arising from sector focus. Sector focus may increase both market and liquidity risk.

     SHORT SALES means the selling of securities which have been borrowed on the expectation that the market price will drop and that the securities will be able to be bought back at a lower price at a later date.

     o Hedged. Hedged leverage, market, correlation, liquidity, opportunity risks are the principal risks.
     o Speculative. Speculative leverage, market, liquidity risks are the principal risks.

     SHORT-TERM TRADING means selling a security soon after purchase. If the Fund engages in short-term trading, you will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from the Fund, you will be taxed at ordinary tax rates. The Fund engages in short-term trading more than most mutual funds. Market risk is the principal risk.

     SECURITIES LENDING means the lending of securities to financial institutions, which provide cash or government securities as collateral. The Fund cannot engage in securities lending, but underlying funds in which the Fund invests may. Credit risk is the principal risk.

     SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In general, the smaller the company, the greater its risks. Market, liquidity and information risks are the principal risks.

     STRUCTURED SECURITIES means indexed and/or leveraged mortgage-backed and other debt securities, including principal-only and interest-only securities, leveraged floating rate securities and others. These securities tend to be highly sensitive to interest rate movements and their performance may not correlate to these movements in a conventional fashion. Credit, interest rate, extension, prepayment, market, speculative leverage, liquidity, valuation risks are the principal risks.

     TRANSACTION RISK means that the Fund, or the underlying funds in which the Fund invests, may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

     WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS involve the purchase and sale of securities for delivery at a future date, market value may change before delivery. Market, opportunity and leverage risks are the principal risks.

FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI provides more detailed information about the fund. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS

     These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the fund's performance during their last fiscal year.

     Information about the fund (including the SAIs) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     To request a free copy of the current annual/semi-annual report or SAI, request other information about the fund, or make shareholder inquiries, please write, call or E-mail us at:

                        PROACTIVE Asset Allocation Funds
                              21 Hawk Ridge Circle
                           Lake Saint Louis, MO 63367
                         1-888-PROACTIVE or 314-561-0100
                     Internet: proactive @proactive-inc.com

                                                          SEC File No.: 811-9156

                            OPTI-FLEX(R) DYNAMIC FUND

                A FUND OF PROACTIVE ASSET ALLOCATION FUNDS TRUST
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2002
            --------------------------------------------------------

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of OPTI-flex(R) Dynamic Fund dated April 30, 2002. A copy of the Prospectus may be obtained from OPTI-flex(R) Dynamic Fund, c/o Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, or by calling: 1-800-325-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----
     Description of the Trust                                                 2
     Investment Policies and Related Matters                                  3
              General                                                         3
              The Fund's Portfolio                                            3
              Investment Restrictions                                         4
              Additional Investment Strategies and Risks                      6
              Portfolio Turnover                                             18
              Purchase and Sale of Portfolio Securities                      19
              Valuation of Portfolio Securities                              20

              Calculation of Total Return Before Taxes
              Calculation of Average Annual Total Return After Taxes
                       on Distributions
              Calculation of Average Annual Total Return After Taxes
                       on Distributions and Sale of Fund Shares
     Additional Purchase and Redemption Information                          23
     Distribution and Taxes                                                  23
     Investment Adviser and Manager                                          25
     Officers and Trustees                                                   27
     The Distributor                                                         30
     Additional Information                                                  36
     Principal Holders of Outstanding Shares                                 37
     Financial Statements                                                    37

Investment Adviser                          Transfer Agent
------------------                          --------------
PROACTIVE Money Management, Inc.            Mutual Funds Service Co.

Distributor
-----------
PROACTIVE Financial Services, Inc.

                            DESCRIPTION OF THE TRUST
                            ------------------------

     GENERAL. The Trust was organized as a Massachusetts business trust on May 3, 1996. The Fund is a diversified open-end management company. The Trust's offices are at 21 Hawk Ridge Circle, Lake Saint Louis, MO 63367. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Fund has retained the services of PROACTIVE Money Management, Inc. as investment adviser.

     SHARES OF BENEFICIAL INTEREST. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in the Trust's existing fund and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares. All shares have certain voting and dividend rights, but do not have preemptive or conversion rights.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust issues its own series of shares of beneficial interest. The shares of each Fund represent an interest only in the Fund's assets (and profits or losses), and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of the Fund. The Trust's Board of Trustees may authorize the creation of additional series under the Declaration of Trust, each of which would invest its assets in separate, individually managed portfolios.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of any other Fund.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

     The Trust or the Fund may be terminated upon the sale of its assets to another open-end management investment company if approved by vote of the holders of a majority of the Trust or the Fund (when such sale is recommended by the Trustees). The Trust or the Fund may be terminated upon liquidation and distribution of its assets if approved by the Trustees or by vote of the holders of a majority of the Trust or the Fund. If not so terminated, the Trust and the Fund will continue indefinitely.

     TRUSTEE LIABILITY. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

                     INVESTMENT POLICIES AND RELATED MATTERS
                     ---------------------------------------

     GENERAL

     The investment policies set forth below in this section represent the Fund's policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and they may be changed by the Trustees of the Trust without shareholder approval. (No such change would be made, however, without 30 days written notice to shareholders.)

     Because the Manager intends to employ flexible asset allocation investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolio of the Fund. High transaction costs could result when compared with other funds.

THE FUND'S PORTFOLIO
--------------------

     The Manager will select mutual funds for inclusion in the Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Fund.

     The Manager utilizes a dynamic asset allocation strategy for deciding when to invest in mutual funds or alternatively in other investments such as are described below.

     In purchasing shares of other mutual funds, the Fund will agree to vote the shares in the same proportion as the vote of all other holders of such shares.

     The Fund has adopted certain investment restrictions which cannot be changed except with the vote of a majority of the Fund's issued and outstanding shares. These restrictions are described elsewhere in this Statement of Additional Information.

     The Fund may invest in common stocks based upon the criteria described in its investment objectives. The Fund may invest in (or enter into repurchase agreements with banks and broker-dealers with respect to) corporate bonds, U.S. Government securities, commercial paper, certificates of deposit or other money market instruments. The Fund may engage in hedging transactions to the extent and for the purposes set forth in the Fund's Prospectus.

     The Manager may not buy all of these instruments or mutual funds or use all of these techniques unless it believes that they are consistent with the Fund's investment objective and policies.

     The Fund diversifies across investment types more than most mutual funds. However, like any other mutual fund, the Fund does not constitute a complete investment program. While the Fund invests in stock, bond, money market and gold mutual funds and other securities in varying proportions, investors should not construe the Fund as a balanced investment program offering relatively stable allocations among these asset classes. Because the allocation strategy of the Manager may, at certain times, result in a portfolio with a primary emphasis on stock mutual funds, the Fund may from time to time exhibit a level of volatility which is more consistent with a stock portfolio than a balanced portfolio. However, over the long-term, the volatility of the Fund's total return is expected to be less than that of a stock portfolio.

     Investors should also be aware that the investment results of the Fund depend upon the Manager's ability to anticipate correctly the relative performance and risk of stocks, bonds, money market instruments and gold. Historical evidence indicates that correctly timing portfolio allocations among these market segments has been a difficult strategy to implement. While the Manager has experience in active asset allocation, there can be no assurance that the Manager will correctly anticipate relative asset class performance in the future on a consistent basis. The Fund's short-term investment results would suffer, for example, if only a small portion of the Fund's assets were allocated to stock mutual funds during a significant stock market advance, or if a major portion of its assets were allocated to stock mutual funds during a market decline. Likewise, the Funds' short-term investment results would also suffer if the Fund were substantially invested in bond mutual funds at a time when interest rates increased.

INVESTMENT RESTRICTIONS
-----------------------

     The investment restrictions below have been adopted by the Trust with respect to the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Act"), a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Vote"). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever the Fund is requested to vote on a change in the investment restrictions, the Trust will hold a meeting of the Fund shareholders and will cast its votes as instructed by the shareholders.

     The Fund may not:

     (1) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (2) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     (3) underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

     (4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (5) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

     (6) invest more than 25% of the value of its total assets in any industry or group of industries other than open-end investment companies (U.S. Government Securities are not subject to this limitation); or

     (7) lend any security or make any other loan; however, this limitation does not apply to purchases of debt securities or to repurchase agreements.

     The following investment limitations are not fundamental and may be changed without shareholder approval.

     (i) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain at no added cost securities identical to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Fund may borrow money only from a bank, or from a registered investment company or portfolio for which PROACTIVE Money Management, Inc. or an affiliate serves as investment adviser if an applicable exemptive order has been granted. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (v) The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 15% of the fund's net assets.

     (vi) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vii) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (viii) The Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS
------------------------------------------

     Normally, at least 65% of the Fund's assets will be invested in mutual funds. However, up to 25% of the Fund's assets may be invested in closed-end investment companies and up to 10% of the Fund's assets may be invested in direct investments. Direct investments are investments in securities other than mutual funds and closed-end investment companies, such as stocks, bonds, and money market instruments and repurchase agreements.Therefore, except as otherwise expressly provided herein, the following discussion of investment strategies, risks and limitations pertains to both mutual funds, closed-end investment companies and direct investments purchased by the Fund; and
securities purchased by underlying funds in which the Fund invests. Any percentage limitations apply to the Fund and may or may not apply to underlying funds in which the Fund invests.

     INVESTMENT IN OPEN-END INVESTMENT COMPANIES. The Fund may purchase "no-load" mutual funds, which are bought and sold without a sales charge, "institutional funds" that normally have below average expenses and higher minimum investment amounts, and "load" mutual funds, but only if the load, or sales commission, is by previous agreement waived for purchases or sales made by the Fund. However, when the Manager believes it is appropriate, the Fund may also purchase mutual funds that charge a redemption fee or contingent deferred sales charge of up to 2% for short-term sales of one year or less; provided, however, in no event may more than 50% of the Fund's total assets be subject to such a redemption fee or contingent deferred sales charge. The underlying mutual funds in which the Fund invests may incur distribution expenses in the form of 12b-1 fees.

     An investor in the Fund should recognize that he may invest directly in mutual funds and that by investing in mutual funds indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying mutual funds.

     The Fund, together with any "affiliated persons" as defined in the Investment Company Act of 1940 (the "1940 Act") may purchase only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund's ability to invest fully in shares of those funds is restricted, and the Manager must then in some instances, select alternative investments that would not have been its first choice.

     In the event the Fund holds more than one percent (1%) of an underlying fund's shares, the 1940 Act provides that the underlying fund will be obligated to redeem only one percent (1%) of the underlying fund's outstanding shares during any period of less than 30 days. To the extent that, due to this restriction, the Fund is unable at its discretion to dispose of shares of an underlying fund, the Fund would not be able to protect itself against a decline in value of such shares during the period such restrictions remains in effect.

     If an open-end investment company in which the Fund invests requests a shareholder vote, the Fund will either (i) seek instructions from its shareholders with regard to the voting of all proxies issued by the open-end investment company and vote such proxies only in accordance with such instructions, or (ii) vote the shares of the open-end investment company in the same proportion as the vote of all other shareholders of the open-end investment company.

     The Manager has no control over, or day-to-day knowledge of, the investment decisions of the underlying funds. It is possible that the management of one underlying fund may be purchasing a particular security at or near the same time that the Fund or the management of another underlying fund is selling the same security. This would result in an indirect expense to the Fund without corresponding economic or investment benefit.

     INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Fund may invest up to 25% of its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Fund, together with any company or companies controlled by the Fund, and any other investment companies having the Manager as an investment adviser, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the net asset value per share, the difference representing the "market premium" and the "market discount" of such common shares, respectively.

     There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of that fund's shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. The Fund may also invest in preferred shares of closed-end funds.

     LEVERAGE AND CONCENTRATION. Although the Fund will normally invest in a number of underlying mutual funds, this practice will not eliminate investment risk. To the extent that the Fund invests in underlying funds which leverage investments or concentrate investments in one industry, an investment in the Fund will indirectly entail the additional risks associated with these practices. Leveraged mutual funds may have higher volatility than the over-all market or other mutual funds. This may result in greater gains or losses than the over-all market or other non-leveraged mutual funds. Mutual funds which concentrate investments in a single industry lack normal diversification and are exposed to losses stemming from negative industry-wide developments.

     DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell securities on a delayed-delivery or when issued basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.

     When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     The Fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

     EXPOSURE TO FOREIGN MARKETS. The Fund is normally exposed to foreign markets. The Fund may invest in one or more mutual funds owning foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations. The Fund does not have a limitation on the amount of Fund assets that may be invested in foreign securities. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

     Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign securities may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for investing in U.S. securities. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

     Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depositary Receipts (ADR's) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADR's are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADR's continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

     HEDGING STRATEGIES. The Fund may engage in hedging transactions in carrying out its investment policies. When the Manager expects a period of significant market decline, part or all of the Fund's assets may be hedged and/or liquidated and reinvested in money market instruments or funds until the Manager determines that there no longer exists a significant risk of substantial market decline. In hedging the Fund's portfolio assets, the Fund may, subject to certain restrictions, purchase and sell (write): (a) options on stocks and stock indices, stock index futures and options thereon, (b) options on U.S. Government Securities, futures contracts on U.S. Government Securities and options on futures contracts on commodities indices, currencies and currency indices. Any options written by the Fund must be fully "covered" options. In addition, in hedging the Fund's portfolio assets, the Fund may invest in mutual funds that the Manager expects to perform inversely to the market.

     Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Accordingly, financial futures contracts or related options used by the Fund to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

     The Fund expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that these hedging strategies will be utilized on a timely basis or that the Fund will be able to realize this objective.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

     The Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

     When the Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Manager.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund may enter into forward contracts to shift its investment exposure from one currency into another This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a fund held investments denominated in Deutschemarks, the fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.

     Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Successful use of currency management strategies will depend on the Manager's skill in analyzing and predicting currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Manager anticipates. For example, if a currency's value rose at a time when the Manager had hedged a fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Manager hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Manager increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Manager's use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's Composite Index of 500 Stocks (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     Futures contracts involve some risk. It is possible that the contract(s) selected by the Manager will not follow exactly the price movement of the securities covered by the contract. If this occurs, the objective of the hedging strategy may not be successful.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM) when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to retum of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association which regulate trading in the futures markets. The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

     The Fund will not engage in transactions in financial futures contracts or related options for speculation but only as a hedge against changes in the market value of securities held in its Fund, or which it intends to purchase, and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. However, underlying funds in which the Fund invests may engage in such transactions for speculative purposes.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Fund. All futures transactions for the Fund will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Fund establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Fund. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Fund will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Fund to protect against reinvestment risk are intended to protect the Fund against the risks of reinvesting Fund assets that arise during periods when the assets are not fully invested in securities.

     The Fund may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     The above limitations on the Fund investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs. OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument. in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager determines the liquidity of the Fund's investments and, through reports from the Manager, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Manager may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

     Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and over-the-counter options. Also, the Manager may determine some restricted securities, and emerging market securities to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration.

     In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     INDEXED SECURITIES. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. The Manager will use its judgment in determining whether indexed securities should be treated as money market instruments, bonds, stocks, or as a separate asset class for purposes of the Fund's investment allocations, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments.

     LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

     The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the Fund's ability to dispose of these securities.

     Since the risk of default is higher for lower-quality debt securities, the Manager's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Manager will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. The securities purchased by the Fund are used to collateralize the repurchase obligation. As such, they are held in an account of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the Fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     SHORT  SALES.  The Fund may enter into short  sales with  respect to stocks underlying its convertible security holdings. For example, if the Manager anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

     When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

     ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

PORTFOLIO TURNOVER
------------------

     Turnover rates are primarily a function of the Manager's response to market conditions. The portfolio turnover rate for the year ended December 31, 2001 was 958% (1,916% in 2000).

     In the Manager's opinion, it may be in the best interest of the Fund to change its portfolio to a fully or partially defensive position at various times during the year. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules. High transaction costs could result when compared with other funds. However, because a significant portion of the Fund's assets are invested in no-load mutual funds, which do not charge commissions upon the purchase or sale of their shares, the Fund will pay less commissions than many mutual funds of similar size and portfolio turnover. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from the Fund.

PURCHASE AND SALE OF PORTFOLIO SECURITIES
-----------------------------------------

     The Manager is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. The Manager is also responsible for the placement of transaction orders for other accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

     The Fund may execute portfolio transactions with broker-dealers who provide research and execution services to the Fund or other accounts over which the Manager or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement).

     The receipt of research from broker-dealers that execute transactions on behalf of the Fund may be useful to the Manager in rendering investment management services to the Fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Fund. The receipt of such research has not reduced the Manager's normal independent research activities; however, it enables the Manager to avoid the additional expenses that could be incurred if the Manager tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Fund to pay such higher commissions, the Manager must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Manager's overall responsibilities to the Fund and its other clients. In reaching this determination, the Manager will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what position of the compensation should be related to those services.

     The Manager is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund to the extent permitted by law. The Manager may use research services provided by and place agency transactions with the Distributor, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

     The Manager may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized the Manager to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

     The Fund's Trustees periodically review the Manager's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     From time to time, the Trustees will review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. The Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

     During the year ended December 31, 2001, the Fund paid $47,527 in commissions on the purchase and sale of securities ($19,320 in 2000; $0 in 1999).

VALUATION OF PORTFOLIO SECURITIES
---------------------------------

     Securities owned by the Fund and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last sale on such exchange each day that the exchange is open for business. If there is no sale on that day, or if the security is not listed, it is valued at its last bid quotation on the exchange or, in the case of unlisted securities, as obtained from an established market maker. The assets of the Fund consist primarily of underlying funds, which are valued at their respective published net asset values at the end of the day. Futures contracts are valued on the basis of the cost of closing out the liability; i.e., at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. Money market instruments (certificates of deposit, commercial paper, etc.) in the Fund are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed income securities are priced at the current quoted bid price. However, U.S. Government Securities and other fixed income securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. Portfolio securities for which market quotations are not readily available are to be valued by the Manager in good faith at its own expense under the direction of the Trustees.

     Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

     CALCULATION OF TOTAL RETURN BEFORE TAXES

     The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Standard & Poor's 500 Composite Stock Price Index, Dow Jones World Stock Index or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc.

     The Fund may provide period and average annualized "total return" quotations. A Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Average annual total return smoothes out variations in performance and takes into account any applicable contingent deferred sales charges.

     An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return if the period is shorter than one year, because of the assumed reinvestment. When applicable, the periods of time shown will be for a one-year period, a five-year period, a ten year period (or relevant portion thereof) and since inception.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Fund and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager may have voluntarily agreed to waive portions of its fees or reimburse Fund operating expenses on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers are in effect.

     Examples of the total return calculation for the Fund will assume a hypothetical investment of $1,000 at the beginning of each period.

     It is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P (1+T)^n = ERV
     P = initial investment of $1,000
     T = average annual total return
     n = Number of years
     ERV = ending redeemable value at the end of the base period

OPTI-FLEX(R)DYNAMIC FUND:
                                      Total Return Before Taxes
--------------------------------------------------------------------------------
                                                               Since Inception
                                                               (For the Period
                               Year          5-Year Period     October 1, 1996
                              Ended              Ended             through
                        December 31, 2001  December 31, 2001  December 31, 2001)
                        -----------------  -----------------  ------------------
Average Total Return         (28.36%)           (2.94%)            (2.22%)
--------------------------------------------------------------------------------

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

     Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

     The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2001, were:

     1 YEAR (%)                 5 YEARS (%)               10 YEARS (%)
     -----------------------------------------------------------------
     (28.86)                    (4.72)                    (4.06)

     The following SEC formula was used to calculate these figures:

     P(1+T)^n = ATVD

     where:

     P    =    a hypothetical initial payment of $1,000
     T    =    average annual total return (after taxes on distributions)
     n    =    number of years
     ATVD =    ending  value  of a  hypothetical  $1,000  payment  made  at  the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES.

     Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

     The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

     The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended December 31, 2001,were:

     1 YEAR (%)        5 YEARS (%)               10 YEARS (%)
     --------------------------------------------------------
     (16.80)           (2.58)                    (2.06)

The following SEC formula was used to calculate these figures:

     P(1+T)^n = ATVDR

     where:
     P     =   a hypothetical initial payment of $1,000
     T     =   average  annual total return  (after taxes on  distributions  and redemptions)
     n     =   number of years
     ATVDR =   ending  value  of a  hypothetical  $1,000  payment  made  at  the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

     All redemptions in kind shall be of readily marketable securities. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to Automatic Account Builder participants.

     Further information about these programs and an application form can be obtained from the Distributor.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended). Except as otherwise provided in the Prospectus, to the extent such withdrawals exceed the current net asset value of reinvested dividends, they may be subject to the contingent deferred sales charge. See "How to Buy Shares" and "Other Shareholder Services" in the Prospectus.

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to the withdrawal of the Fund's shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES
                             -----------------------

     The Internal Revenue Code of 1986 imposes on the Fund a nondeductible excise tax unless the Fund distributes annually at least 98% of its net investment income earned during the calendar year, at least 98% of capital gain net income realized in the 12 months preceding October 31, and any undistributed balances from the previous year. In addition, the Tax Reform Act of 1986 (the "Tax Act") provides that any dividend declared by a Fund in October, November, or December and paid in January will be deemed to have been paid by the Fund and to have been received by each shareholder in December. Distribution dates and the amounts paid, if any, are subject to determination by the Board of Trustees.

     Dividends and capital gains distributions are ordinarily taxable to shareholders in the year distributed. However, under the Tax Act, the Fund is permitted to make distributions up to February 1 and have them apply to the previous tax year. The Fund expects to make such a distribution in future years. Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them.

     A shareholder is taxed on capital gains and income realized by the Fund, regardless of the length of time he has been a shareholder. Thus a shareholder may receive capital gains distributions shortly after purchasing shares, and this will reduce the market value of the shares by the amount of the distribution. The shareholder will not be able to recognize the resultant loss in value for tax purposes until the shares are sold at a later date. In the case of some mutual funds this effect can be substantial. In the case of the Fund, which is more likely to change its portfolio and therefore tends not to realize large capital gains accumulated over a long period of time, the effect is not expected to be substantial.

     The Fund is required to withhold and remit to the federal government 31% of any reportable payments (which may include dividends, capital gains distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this withholding requirement, each shareholder must certify on the New Account Application that the social security or taxpayer identification number is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding.

     DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Manager may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Manager with alternate instructions.

     DIVIDENDS. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as non-qualifying dividends and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will make available to corporate shareholders annually the percentage of Fund dividends that qualifies for the dividends-received deduction. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the Fund on the sale of securities and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares.

     Short-term   capital  gains   distributed   by  the  Fund  are  taxable  to
shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because the Fund does not currently anticipate that securities of foreign issuers will constitute more than 25% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

     TAX STATUS OF THE FUND. The Fund intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments and (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities. By qualifying as a "regulated investment company" for tax purposes, the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values.

     The Fund has qualified as a "regulated investment company" for each of its last five fiscal years.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER
                         ------------------------------

     PROACTIVE Money Management, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Fund.

     Pursuant to the Investment Advisory Contract with the Fund, the Manager, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, and disposition of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Firstar Bank, N.A., the Portfolio's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement and the Manager is free to, and does, render management services to others.

     The Manager and the Distributor have entered into a marketing agreement under which the Manager pays the Distributor an amount equal to one-third of the investment advisory fees received by the Manager from the Fund in consideration for the Distributor furnishing marketing services on behalf of the Fund.

     The Manager may use its resources to pay expenses associated with the sale of the Fund's shares. This may include payments to parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fees for this service.

     The Investment Advisory Contract for the Fund was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the issued and outstanding shares of the Fund, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Fund, by the Trustees of the Fund, or by the Manager.

     The Fund pays: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from the Manager; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of the shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     Expenses of the Fund also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Manager earns an annual fee, payable in monthly installments, from the Fund at the rate of 0.75% of the Fund's first $500,000,000 in average net assets and 0.65% of the Fund's average net assets in excess of $500,000,000.

     For the year ended December 31, 2001, the Fund paid management fees to the Manager totaling $88,706. For the years ended December 31, 2000 and December 31, 1999 , the Manager earned management fees totaling $142,771 and $101,475, respectively.

     The manager has agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses to 2.40%. The manager may terminate this agreement after December 31, 2002. For the year ended December 31, 2001, the Manager reimbursed expenses totaling $77,509in the Fund ($24,029 in 2000; $75,385 in 1999).

     PROACTIVE Money Management, Inc. was incorporated in January, 1980 and maintains its principal offices at 21 Hawk Ridge Circle, Lake Saint Louis, MO 63367. The Manager is a wholly owned subsidiary of Security Research Associates, Inc., which is controlled by C. Martin Unterreiner and Janice B. Unterreiner through the ownership of voting common stock. The Manager's officers and directors, and the principal offices are as set forth as follows: Jeffrey J. Unterreiner, President and a Director, C. Martin Unterreiner, Vice President and a Director; and Tonjua G. Donnelly, Administrative Vice President,
Secretary/Treasurer and a Director. Jeffrey J. Unterreiner is Chairman, President and a Trustee of the Trust. C. Martin Unterreiner is Vice President and a Trustee of the Trust. Tonjua G. Donnelly is the Treasurer of the Trust.

     OPTI-flex(R) is a registered trademark owned and used by C. Martin Unterreiner, the portfolio manager for the Fund, since 1984 to identify the various OPTImum-flexible money management strategies for which he has ultimate responsibility. He reserves the right to withdraw from the Fund the use of the "OPTI-flex(R)" name in the event of termination of the Investment Advisory Contract between the Manager and the Trust.

                             OFFICERS AND TRUSTEES
                             ---------------------

     PROACTIVE Asset Allocation Funds (the "Trust") is supervised by its Board of Trustees, an independent body that has ultimate responsibility for the Fund's activities. The Trustees and executive officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 21 Hawk Ridge Circle, Lake Saint Louis, MO 63367, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with either the Fund, the Trust or the Manager are indicated by an asterisk (*).

     The Trust is managed by its Trustees and officers. Their names, positions and principal occupations during the past five years are listed below:

"Non-Interested" Trustees
---------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                    Portfolios
                                         Year First                                 in Fund       Other
                                         Elected A                                  Complex       Directorships
Name, Address and Age                    Director of    Principal Occupation(s)     Overseen by   Held by
                         Position Held   Fund Complex1  During Past Five Years      Trustee       Trustee3
---------------------------------------------------------------------------------------------------------------
Henry J. Bingham, 72     Trustee         1996           Executive Managing          1             None
                                                        Director, Van Eck
                                                        Associates Corp., an
                                                        investment advisor since
                                                        1984.
---------------------------------------------------------------------------------------------------------------
Raymond E. Doerr, 80     Trustee         1996           Retired November 1982 as    1             None
                                                        an Engineering Director
                                                        for Monsanto Company, a
                                                        chemical company.
---------------------------------------------------------------------------------------------------------------
Arnold Tennant, 62       Trustee         1998           President, Tennant          1             None
                                                        Capital Management, Inc.,
                                                        an investment advisor,
                                                        since May 1996;
                                                        Representative, Clearing
                                                        Services of America, a
                                                        broker-dealer, from May
                                                        1996 to March 1999.
---------------------------------------------------------------------------------------------------------------

"Interested" Trustees4
---------------------------------------------------------------------------------------------------------------
                                         Year First                                 Number of
                                         Elected a                                  Portfolios
                                         Director                                   in Fund
                                         and/or                                     Complex       Other
                                         Officer of     Principal Occupation(s)     Overseen by   Directorships
Name, Address and Age1   Position Held   the Fund2      During Past Five Years      Trustee       Held by Trustee
---------------------------------------------------------------------------------------------------------------
Jeffrey J.               Trustee/        1996           President, PROACTIVE        1             None
Unterreiner, 32          Chairman and                   Financial Services, Inc.
                         President                      since October 1994;
                                                        President, PROACTIVE
                                                        Money Management, Inc.
                                                        since July 1997.
---------------------------------------------------------------------------------------------------------------
C. Martin Unterreiner,   Trustee/Vice    1996           Vice President and          1             None
62                       President                      Chairman of the Board,
                                                        PROACTIVE Money
                                                        Management, Inc., since
                                                        January 1980; Vice
                                                        President of PROACTIVE
                                                        Financial Services, Inc.
                                                        since July 1997.
---------------------------------------------------------------------------------------------------------------

1 The address of each  Trustee is 21 Hawk Ridge  Circle,  Lake Saint  Louis,  MO
63367

2 Directors and Officers of the Fund serve until their resignation, removal or retirement.

3 This includes all directorships (other than those in the Fund Complex) that are held by each trustee as a director of a public company or a registered investment company.

4 "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's Investment Adviser, PROACTIVE Money Management, Inc., or its affiliated entities.

* Jeffrey J. Unterreiner. is deemed an "interested person" of the Trust by virtue of his position as President of PROACTIVE Financial Services, Inc., the Distributor of the Trust. C. Martin Unterreiner is also deemed an "interested person" of the Trust by virtue of his position as Vice President and Director of PROACTIVE Financial Services, Inc., the Distributor of the Trust.

     C. Martin Unterreiner is Jeffrey J. Unterreiner's father.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------
                                                      Aggregate Dollar Range1 of
                                                      Shares Owned in All Funds
                              Dollar Range of Fund    Within The Fund Complex
Name of Director              Shares Owned1           Overseen by Trustee
--------------------------------------------------------------------------------
"Non-Interested" Trustees

Henry J. Bingham              $1-$10,000              $1-$10,000
--------------------------------------------------------------------------------
Raymond E. Doerr              $0                      $0
--------------------------------------------------------------------------------
Arnold Tennant                $0                      $0
--------------------------------------------------------------------------------
"Interested" Trustees

Jeffrey J. Unterreiner        Over $100,000           Over $100,000
--------------------------------------------------------------------------------
C. Martin Unterreiner         Over $100,000           Over $100,000
--------------------------------------------------------------------------------

     The following table shows the compensation paid by the Fund to the Trustees of the Fund during the fiscal year ended December 31, 2001:

                               COMPENSATION TABLE

                                              Pension or
                                              Retirement        Estimated      Total
                                              Benefits          Annual         Compensation
                            Aggregate         Accrued as        Benefits       from Registrant
Complex                     Compensation      Part of           Upon           and Fund
Trustee                     from the Fund     Fund Expenses     Retirement     Paid to Trustees
-------                     -------------     -------------     -----------    ----------------
Jeffrey J. Unterreiner      None              None              None           None
C. Martin Unterreiner       None              None              None           None
Henry J. Bingham            $6,125            None              None           $6,125
Raymond E. Doerr            $7,000            None              None           $7,000
Arnold Tennant              $7,000            None              None           $7,000

     The Trust pays each Trustee who is not an "interested person" an annual fee of $2,000, plus $500 for each meeting of the Board of Trustees attended. Messrs. Doerr, Bingham and Tennant comprise the Audit Committee for the Trust. Each member of the Audit Committee is paid $375 per quarter and $375 for each meeting of the Audit Committee attended. Trustee fees (including Audit Committee meeting fees) for the OPTI-flex(R) Dynamic Fund totaled $20,125for the year ended December 31, 2001 ($21,375 in 2000; $21,000 in 1999). Audit Committee meeting fees totaled $8,625for the year ended December 31, 2001 ($7,875 in 2000; $6,000 in 1999). All other officers and Trustees serve without compensation from the Trust.

     The Board maintains one standing committee: the Audit Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following independent Trustees of the Trust: Raymond E. Doerr, Henry Bingham and Arnold Tennant. During the fiscal year ended December 31, 2001, the Audit Committee met four times.

     During the past fiscal year, the Trustees considered and approved the renewal of the Fund's investment advisory agreement with the Manager. In connection with this annual review, the Trustees received and considered information and reports relating to the nature, quality and scope of the services provided to the Fund by the Manager and its affiliates. The Trustees considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of the Fund relative to its peer group of mutual funds. In addition, the Trustees considered, among other factors:

     o the effect of the investment advisory fee and fund administration fee structure on the expense ratio of the Fund;

     o the effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided the Fund;

     o    the investment performance of the Fund;

     o information on the investment performance, advisory fees, and expense ratios of other investment companies not advised by the Manager but believed to be generally comparable in their investment objectives and size to the Fund;

     o the investment approach used by the Manager in the daily management of the Fund;

     o    information on the Manager's portfolio manager;

     o the continuing need of the Manager to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

     o    commissions   received  by  Proactive  Financial  Serivces,   Inc.  an
          affiliate of the Manager, for executing securities transactions on behalf of the Fund; and

     o other ancillary benefits received by the Manager and its affiliates as a result of their provision of investment advisory and other services to the Fund.

     The Trustees also considered an analysis of historical profitability to the Manager and its affiliates of the Fund's contracts, and the importance of supporting quality, long-term service by the Manager to help achieve solid investment performance.

     The Fund and the Manager have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Fund. However, each such Code restricts personal investing practices by directors and officers of the Manager and employees of the Manager with access to information about the purchase or sale of Fund securities. The Code of Ethics for the Fund also restricts personal investing practices of trustees of the Fund who have knowledge about recent Fund trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Fund securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Fund.

                                 THE DISTRIBUTOR

     PROACTIVE Financial Services, Inc. (the "Distributor"), 21 Hawk Ridge Circle, Lake Saint Louis, MO 63367, acts as the distributor of the shares of the Fund. Jeffrey J. Unterreiner, a Trustee, Chairman and President of the Trust, is a director and the President of the Distributor. C. Martin Unterreiner, Vice President and a Trustee of the Trust, and Janice B. Unterreiner control the Distributor through the ownership of voting common stock. The Distributor is an affiliate of the Manager.

     On May 3, 1996, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Distribution Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Distribution Plan, adopted a plan of distribution for the shares of the Fund. Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of 0.75% of the average daily value of the net assets of the shares. The distribution fees are used primarily to offset initial and ongoing commissions paid to securities dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts.

     Pursuant to a plan of distribution (the "Distribution Plan") adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement), the Distributor incurs the expenses of distributing the Fund's shares.

     The Distribution Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the outstanding shares of the Fund. The Distribution Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under the Distribution Plan if it is terminated or not continued.

     Pursuant to the Distribution Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.

     The Fund has also adopted a service plan (the "Service Plan"). Under the provisions of the Service Plan, the Fund makes payments to the Distributor based on an annual percentage of 0.25% of the average daily value of the net assets of the shares. Some or all of the service fees are used to reimburse securities dealers (including securities dealers that may be affiliates of the Distributor) for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold shares are eligible for further reimbursement after the first twelve months during which the shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance of shareholder accounts.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of shares. See "How to Buy Shares" in the Prospectus.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which each Fund may incur under the Distribution Plan and the Service Plan to a total of 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of the Fund since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charge). Such limitation does not apply to shareholder service fees.

     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933 and the Investment Company Act of 1940. The Underwriting

Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, on May 3, 1996.

     The table below states the amounts paid under the Fund distribution plan for the year ended December 31, 2001.

                   DISTRIBUTION PLAN EXPENSES PAID BY THE FUND

Type of Expense                                      Amount Paid
---------------                                      -----------

Advertising                                          $         0
Printing and Mailing of Prospectuses                 $         0
Compensation to Underwriters                         $   113,345
Compensation to Broker-Dealers                       $     5,551
Compensation to Sales Personnel                      $         0
Interest, carrying, or other financial charges       $         0
                                                     -----------
Total                                                $   118,896

     The Distributor for the Fund, an affiliated person of the Manager and the Fund, received the following commissions and other compensation from the Trust during the fiscal year ended December 31, 2001.

Name of                   Net Underwriting        Compensation
Principal                 Discounts and           on Redemptions       Brokerage        Other
Underwriter               Commissions             and Repurchases      Commissions      Compensation
-----------               --------------          ---------------      -----------      ------------
PROACTIVE Financial       $0                      $1,596               $47,527          $0
Services, Inc.

                             ADDITIONAL INFORMATION
                             ----------------------

     TRANSFER AGENT. Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017 provides accounting, stock transfer, and dividend disbursing services to the Fund. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of 0.05% of the Fund's average net assets, subject to a minimum annual fee of $30,000. These fees are reviewed annually by the Trustees of the Trust.

     CUSTODIAN. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITORS. KPMG LLP, 191 West Nationwide Boulevard, Columbus, Ohio 43215, serves as the Trust's independent auditors. The auditors audit financial statements for the Fund and provide other assurance, tax, and related services.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES
                     ---------------------------------------

     As of March 31, 2002, the following persons owned 5% or more of the OPTI-flex(R) Dynamic Fund outstanding shares of beneficial interest:

Name and Address                    Number of Record           Percent (%)
of Beneficial Owner                 and Beneficial (Shares)    of Class
-------------------                 -----------------------    --------

C. Martin Unterreiner               218,493.120                16.66%
21 Hawk Ridge Circle
Lake Saint Louis, MO 63367

C. Martin Unterreiner               109,023.350                8.31%
Janice B. Unterreiner JTWROS
21 Hawk Ridge Circle
Lake Saint Louis, MO 63367


Rosemarie T. Durbin                 170,297.774                8.18%
6708 Bridgehill Cove
Austin, TX  78746

     The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

     As of March 31, 2002, securities of the OPTI-flex(R) Dynamic Fund owned by all officers and trustees as a group represent 33.16% of the outstanding shares of the Fund.

                              FINANCIAL STATEMENTS
                              --------------------

     The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001. The Fund will provide the Annual Report without charge at written request or request by telephone.

                                     PART C
                                     ------
                                OTHER INFORMATION
                                -----------------

Item 23.  Exhibits

         *(a)  Declaration of Trust.

         *(b)  By-laws of the Trust.

          (c)  Not applicable.

         *(d)  Investment  Advisory  Agreement,   dated  May  3,  1996,  between
               Proactive Money Management, Inc. and Registrant with regard to the Fund.

         *(e) Underwriting Agreement between Proactive Financial Services, Inc. and Registrant, dated May 3, 1996.

          (f)  Not applicable.

         *(g)  Custody  Agreement  between  Registrant  and  Firstar,   National
               Association dated June 5, 1996.

         *(h) Administration Services Agreement between the Fund and Mutual Funds Service Co.

         *(i)  Opinion and Consent of Counsel.

          (j)  Consent of KPMG LLP, Independent Auditors is filed herewith.

          (k)  Not applicable.

         *(l)  Investment Representation Letter of Initial Shareholder.

         *(m)  The  Distribution  and  Service  Plan for the Fund,  dated May 3,
               1996.

          (n)  Not applicable.

          (o)  Not applicable.

*Filed as an exhibit to the Registrant's Registration Statement on Form N-1A on June 5, 1996, which exhibit is incorporated herein by reference.

          (p) Code of Ethics of Proactive Asset Allocation Funds - filed as an exhibit to the Registrant's Post-Effective Amendment No. 6 on April 28, 2000, which exhibit is incorporated herein by reference.

Item 24.  Persons Controlled by or under Common Control with Registrant.
          ---------------------------------------------------------------

          None.

Item 25.  Indemnification
          ----------------

          Reference is made to Section 5.3 of the Declaration of Trust filed as an exhibit to Registrant's initial Registration Statement on June 5, 1996. As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he or she acted in good faith and in a manner he reasonably believed to in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his or her conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Trust will comply with the provisions of Investment Company Act.

Item 26.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------

          Not applicable.

Item 27.  Principal Underwriters.
          ----------------------

          (a)  Not applicable.

          (b)

          Name and Principal       Positions and Offices   Positions and Offices
          Business Address         with Underwriter        with Registrant
          -------------------      ----------------------  ---------------------

          Jeffrey J. Unterreiner*  President and           Chairman, President,
                                   Director                and Trustee

          C. Martin Unterreiner*   Vice President and      Vice President and
                                   Director                Trustee

          Tonjua G. Donnelly*      Administrative          Treasurer
                                   Vice President,
                                   Secretary/Treasurer,
                                   and Director

          * 21 Hawk Ridge Circle, Lake Saint Louis, MO 63367.

          (c)  Not applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------

          Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., the Registrant's fund accountant, administrator and transfer agent, at 6000 Memorial Drive, Dublin, Ohio 43017 or Proactive Money Management, Inc., 21 Hawk Ridge Circle, Lake Saint Louis, MO 63367. Certain custodial records are in the custody of U.S. Bank, N.A., the Fund's custodian, at 425 Walnut Street, Cincinnati, Ohio 45202. All other records are kept in the custody of Proactive Money Management, Inc. at 21 Hawk Ridge Circle, Lake Saint Louis, MO 63367 and Mutual Funds Service Co., 6000 Memorial Drive, Dublin, OH 43017.

Item 29.  Management Services.
          --------------------

          Not applicable.

Item 30.  Undertakings.
          -------------

          The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more trustees, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

          Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lake Saint Louis, and the State of Missouri on the 29th day of April, 2002.

                              PROACTIVE ASSET ALLOCATION FUNDS

                              By: /s/ Jeffrey J. Unterreiner
                                  --------------------------
                                  Jeffrey J. Unterreiner
                                  Chairman and President

     Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities as of April 29, 2002.

    Signature                          Title

/s/ Jeffrey J. Unterreiner         Chairman, President, Chief Financial Officer,
------------------------------     Chief Accounting Officer, and Trustee
Jeffrey J. Unterreiner

C. Martin Unterreiner*             Vice President and Trustee
------------------------------
C. Martin Unterreiner

Cynthia D. Stowers*                Secretary
------------------------------
Cynthia D. Stowers

Tonjua G. Donnelly*                Treasurer
------------------------------
Tonjua G. Donnelly

Henry J. Bingham*                  Trustee
------------------------------
Henry J. Bingham

Raymond E. Doerr*                  Trustee
------------------------------
Raymond E. Doerr

                                   Trustee
------------------------------
Arnold Tennant

*By: /s/ Jeffrey J. Unterreiner
     --------------------------
     Jeffrey J. Unterreiner
     Executed by Jeffrey J. Unterreiner on behalf
     of those indicated pursuant to Powers of Attorney